UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

Chuy’s Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
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On August 20, 2024, Chuy’s Holdings, Inc. (“Chuy’s” or the “Company”) issued the following press release in connection with Chuy’s Special Meeting of Stockholders:
Chuy’s Holdings, Inc. Announces Record Date and Special Meeting of Stockholders
AUSTIN, Texas, August 20, 2024 (GLOBE NEWSWIRE) -- Chuy’s Holdings, Inc. (“Chuy’s”) (NASDAQ: CHUY) today announced that the record date for determining stockholders entitled to vote at its Special Meeting of Stockholders (the “Special Meeting”) to, among other things, consider and vote upon a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of July 17, 2024 (the “Merger Agreement”), by and among Chuy’s, Darden Restaurants, Inc. (“Darden”), and Cheetah Merger Sub Inc., pursuant to which Chuy’s would be acquired by way of merger and become an indirect, wholly-owned subsidiary of Darden (the “Merger”), will be August 30, 2024. The Special Meeting will be held at 9:00 a.m. Central Time on Thursday, October 10, 2024 at the Chuy’s headquarters located at 1623 Toomey Rd., Austin, TX 78704. Attendance at the Special Meeting will be limited to stockholders of record and beneficial owners who provide a legal proxy and proof of ownership as of the record date (such as an account statement, a copy of the voting instruction card provided by a broker, bank, or other nominee, or other similar evidence of ownership).
The Merger is subject to certain customary closing conditions, including receipt of regulatory approval and approval by Chuy’s stockholders. Chuy’s currently expects to complete the Merger in the fourth quarter of 2024.
About Chuy’s
Founded in Austin, Texas in 1982, Chuy's owns and operates full-service restaurants across 15 states serving a distinct menu of authentic, made from scratch Tex-Mex inspired dishes. Chuy's highly flavorful and freshly prepared fare is served in a fun, eclectic and irreverent atmosphere, while each location offers a unique, “unchained” look and feel, as expressed by the concept's motto “If you've seen one Chuy's, you've seen one Chuy's!” For further information about Chuy's, including the nearest location, visit the Chuy's website at www.chuys.com.
Investor Relations Contact: Jeff Priester
332-242-4370
investors@chuys.com
Additional Information and Where to Find It
This communication is being made in connection with the Merger. In connection with the Merger, Chuy’s plans to file a proxy statement and certain other documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement (if and when available) will be mailed to stockholders of Chuy’s. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF CHUY’S ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders of Chuy’s will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Chuy’s through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Chuy’s will also be available to stockholders of Chuy’s free of charge on Chuy’s website at https://www.chuys.com or by written request to our Corporate Secretary at 1623 Toomey Road, Austin, TX 78704, Attn: Corporate Secretary.
Participants in the Solicitation
Chuy’s, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from Chuy’s stockholders in connection with the Merger. Information about the directors and executive officers of Chuy’s is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024, its Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024, its Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on June 13, 2024, and in other documents filed with the SEC by Chuy’s and its officers and directors.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the Merger, including the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-

looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of Chuy’s. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against Chuy’s related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for Chuy’s will be made; (4) the possibility that any or all of the various conditions to the completion of the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the completion of the transaction; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Chuy’s to pay a termination fee; (6) the effects of disruption from the transactions on Chuy’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) actual number of restaurant openings; (8) the sales at Chuy’s restaurants; (9) changes in restaurant development or operating costs, such as food and labor; (10) Chuy’s ability to leverage its existing management and infrastructure; (11) changes in restaurant pre-opening expense, general and administrative expenses, capital expenditures, effective tax rate, impairment, closed restaurant and other costs; (12) strength of consumer spending and (13) conditions beyond Chuy’s control such as timing of holidays, weather, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in Chuy’s public filings with the SEC from time to time, including Chuy’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Chuy’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Chuy’s undertakes no obligation to update any forward-looking statements, except as required by law.